SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS OF THE LISTED FUND

DWS Strategic Equity Long/Short Fund

The fund has not commenced operations. The fund expects to commence operations on or about May 15, 2014. The fund will not accept purchase orders until on or about May 15, 2014.

Please Retain This Supplement for Future Reference

April 1, 2014 PROSTKR-367